FTI Consulting, Inc. Current Investor Presentation March 2016 Exhibit 99.1

Cautionary Note About Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our medium-term growth targets or other future financial results. When used in this presentation, words such as "anticipates," "estimates," "expects," “goals,” "intends," "believes,” "forecasts," “targets,” “objectives” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our medium-term growth targets and our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs, projections and growth targets are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates or growth targets will be achieved, and the Company's actual results may differ materially from our expectations, beliefs, estimates and growth targets. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading "Item 1A Risk Factors" in the Company's most recent Form 10-K filed with the SEC and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward looking statements to conform such statements to actual results or events and do not intend to do so.

FTI Consulting: A Leader Among Leaders FCN Publicly traded $1.4BLN 1982 Year founded 4,600+ Total employees worldwide 430+ Senior Managing Directors 9 9 Specialized Industry Practice Groups 2 Nobel Laureates 10/10 Advisor to world’s top 10 bank holding companies 92/100 Advisor to 92 of the world’s top 100 law firms 48/100 48 of Global 100 corporations are clients 81 Offices in 81 cities around the globe Equity market capitalization(1) (1)Total Shares outstanding times the closing share price as of December 31, 2015.

Overview In 2015, the Company delivered a double-digit Adjusted EPS gain marking the best year-over-year improvement in Adjusted EPS since 2009 FTI Consulting is a leading professional services company with strong people and strong positions – corporations and law firms come to FTI Consulting when there is a critical need Willingness to invest EBITDA in key growth areas where we have strong people and strong positions Committed to building a profitable business with sustainable underlying growth, regardless of economic conditions Shifting from a capital driven to an organic growth strategy – with an emphasis on profitable revenue growth Believe we are on a path towards double-digit year-over-year Adjusted EPS growth

Balanced and Diversified Portfolio

Corporate Finance & Restructuring

- Bankruptcy Support Services
- Interim Management Services
- Investment Banking
- Litigation Support
- Business Transformation Services
- Performance Improvement
- Private Equity Advisory
- Restructuring/Turnaround Services
- Transaction Advisory Services
- Valuation & Financial Advisory Services

Forensic and Litigation Consulting

- Business Insurance Claims
- Compliance, Monitoring & Receivership
- Construction & Environmental Solutions
- Dispute Advisory Services
- Financial Enterprise & Data Analytics
- Financial Services
- Forensic Accounting & Advisory Services
- Global Risk & Investigations Practice
- Government Contracts
- Health Solutions
- Insurance
- Intellectual Property
- Trial Services

Economic Consulting

- Antitrust & Competition Economics
- Business Valuation
- Center for Healthcare Economics & Policy
- Intellectual Property
- International Arbitration
- Labor & Employment
- Public Policy
- Regulated Industries
- Securities Litigation & Risk Management

Technology

- Computer Forensics & Investigations
- E-discovery Software & Services
- Discovery Consulting

Strategic Communications

- Corporate Communications
- Creative Engagement & Digital Communications
- Crisis Communications
- Employee Engagement & Change Communications
- Financial Communications
- Litigation Communications
- M&A Communications
- Public Affairs
- Restructuring & Financial Issues
- Shareholder Activism & Proxy Advisory
- Strategy Consulting & Research

FY 2015 Segment Revenues



25%
27%
25%
12%
11%

FY 2015 Segment EBITDA



32%
22%
22%
14%
10%

FTI CONSULTING

5

Corporate Finance & Restructuring

Services

- Bankruptcy Support Services
- Interim Management Services
- Investment Banking
- Litigation Support
- Business Transformation Services
- Performance Improvement
- Private Equity Advisory
- Restructuring/Turnaround Services
- Transaction Advisory Services
- Valuation & Financial Advisory Services

Clients

- Corporations/C-Suite
- Boards of Directors
- Equity Sponsors
- Secured Lenders
- Unsecured Creditors

	2010	2011	2012	2013	2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	2015
Segment Revenue	$396,216	$364,409	$394,718	$382,586	$391,115	$106,212	$109,133	$113,487	$111,586	$440,398
Segment Gross Profit Margin	41.8%	37.4%	39.5%	35.9%	32.6%	39.8%	37.6%	39.5%	36.5%	38.3%
Segment SG&A	$59,629	$60,499	$61,027	$71,966	$75,382	$20,528	$19,695	$18,852	$22,475	$81,550
Adjusted Segment EBITDA[1]	$108,152	$75,942	$95,916	$67,183	$55,492	$22,480	$22,032	$26,662	$18,927	$90,101
Adjusted Segment EBITDA Margin[1]	27.3%	20.8%	24.3%	17.6%	14.2%	21.2%	20.2%	23.5%	17.0%	20.5%
Segment Billable Headcount	620	587	697	737	706	735	775	830	838	838

(in thousands, except percentages and headcount data) (unaudited)

[1] See accompanying financial tables and "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

F T I CONSULTING

6

Corporate Finance & Restructuring (continued) The Corporate Finance & Restructuring segment focuses on strategic, operational, financial and capital needs of businesses by addressing the full spectrum of financial and transactional challenges faced by companies, boards, private equity sponsors, creditor constituencies and other stakeholders. Medium–Term Initiatives Reinforce core positions e.g., TMT, retail, company-side, interim management, creditor rights Drive organic growth in new/adjacent businesses where we have the right to win, e.g., Office of the CFO, carve out Drive overseas bets to fruition e.g., EMEA transaction advisory services, EMEA Tax Focus on profitability enhancements e.g., geographic rationalization, cost control, engagement profitability improvements Segment Offering Revenues increased $49.3 million, or 12.6%, from 2014 to 2015, which included a 3.6% estimated negative impact from foreign currency translation. Excluding the estimated impact of foreign currency translation, the revenue increase of $63.4 million, or 16.2%, was driven primarily by higher demand for the segment’s distressed and non-distressed service offerings in North America and higher demand in our transaction advisory services in EMEA, partially offset by lower demand and lower realized rates in our Asia Pacific restructuring practice. Gross profit increased $41.4 million, or 32.4%, from 2014 to 2015. Gross profit margin increased 5.7 percentage points from 2014 to 2015. The majority of the margin increase is due to a higher mix of the segment’s distressed service offerings where increased demand led to improved staff leverage and utilization in North America. Adjusted Segment EBITDA increased $34.6 million, or 62.4%, from 2014 to 2015. 2015 Form 10–K Management’s Discussion & Analysis

Forensic and Litigation Consulting

Services

- Business Insurance Claims
- Compliance, Monitoring & Receivership
- Construction & Environmental Solutions
- Dispute Advisory Services
- Financial Enterprise & Data Analytics ("FEDA")
- Financial Services
- Forensic Accounting & Advisory Services ("FAAS")
- Global Risk & Investigations Practice ("GRIP")
- Government Contracts
- Health Solutions
- Insurance
- Intellectual Property
- Trial Services

Clients

- Corporations
- Boards of Directors
- Governments
- Law Firms



	2010	2011	2012	2013	2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	2015
Segment Revenue	$379,780	$428,730	$407,586	$433,632	$483,380	$123,265	$126,131	$116,158	$116,715	$482,269
Segment Gross Profit Margin	37.5%	36.5%	33.8%	35.9%	36.6%	36.3%	35.2%	30.0%	26.7%	32.2%
Segment SG&A	$69,712	$78,745	$80,842	$84,616	$90,707	$23,634	$25,347	$22,349	$23,387	$94,717
Adjusted Segment EBITDA[1]	$76,402	$80,923	$60,566	$74,481	$90,468	$22,071	$19,979	$13,406	$8,811	$64,267
Adjusted Segment EBITDA Margin[1]	20.1%	18.9%	14.9%	17.2%	18.7%	17.9%	15.8%	11.5%	7.5%	13.3%
Segment Billable Headcount	911	957	952	1,061	1,154	1,145	1,169	1,209	1,131	1,131

(in thousands, except percentages and headcount data) (unaudited)

[1] See accompanying financial tables and "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

FTI CONSULTING

8

Forensic and Litigation Consulting (continued) Reinvest behind core areas of strength e.g., FAAS, FEDA Grow key regions where we have a right to win in e.g., with a focus in construction & environmental solutions Invest behind people to expand key businesses e.g., insurance, cyber security Segment Offering The Forensic and Litigation Consulting segment provides a complete range of multidisciplinary, independent dispute advisory, investigative, data acquisition/analysis and forensic accounting services. Our professionals combine end-to-end capabilities when clients face high stakes litigation, arbitration and compliance investigations and regulatory scrutiny. Medium–Term Initiatives Revenues decreased $1.1 million, or 0.2%, from 2014 to 2015, which included a 1.8% estimated negative impact from foreign currency translation. Excluding the estimated impact of foreign currency translation, revenues increased $7.8 million, or 1.6%, due to $9.0 million increase in success fees in our health solutions practice and higher demand in our construction solutions practices. These increases were partially offset by lower demand in our global dispute advisory services practice and lower realized rates in our health solutions practice. Gross profit decreased $21.8 million, or 12.3%, from 2014 to 2015. Gross profit margin decreased 4.4 percentage points from 2014 to 2015. This was driven by a decrease in utilization in our global dispute advisory services and global risk and investigations practice and due to severance associated with the departure of practitioners across some of our practices. Adjusted Segment EBITDA decreased $26.2 million, or 29.0%, from 2014 to 2015. 2015 Form 10–K Management’s Discussion & Analysis

Economic Consulting

Services

- Antitrust & Competition Economics
- Business Valuation
- Center for Healthcare Economics & Policy
- Intellectual Property
- International Arbitration
- Labor & Employment
- Public Policy
- Regulated Industries
- Securities Litigation & Risk Management

Clients

- Corporations
- Government Entities
- Law Firms

	2010	2011	2012	2013	2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	2015
Segment Revenue	$255,660	$ 353,981	$391,622	$447,366	$451,040	$106,081	$108,698	$114,541	$118,589	$447,909
Segment Gross Profit Margin	33.2%	31.4%	32.3%	32.9%	27.0%	24.6%	26.9%	27.4%	28.1%	26.8%
Segment SG&A	$37,879	$46,802	$51,912	$58,282	$66,159	$15,501	$14,858	$15,538	$15,316	$61,213
Adjusted Segment EBITDA[1]	$49,481	$67,028	$77,461	$92,204	$59,282	$11,556	$15,292	$16,654	$18,828	$62,330
Adjusted Segment EBITDA Margin[1]	19.4%	18.9%	19.8%	20.6%	13.1%	10.9%	14.1%	14.5%	15.9%	13.9%
Segment Billable Headcount	297	433	474	530	574	566	554	594	599	599

(in thousands, except percentages and headcount data) (unaudited)

[1] See accompanying financial tables and "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

FTI CONSULTING
10

Economic Consulting (continued) The Economic Consulting segment provides analysis of complex economic issues. We help our clients with legal, regulatory and international arbitration proceedings; strategic decision making; and public policy debates in the U.S. and around the world. We deliver sophisticated economic analysis and modeling of issues arising in M&A transactions, complex antitrust litigation, commercial disputes, international arbitration, regulatory proceedings and a wide range of securities litigation. Our statistical and economic experts help clients analyze complex economic issues, such as the economic impact of deregulation on a particular industry or the amount of damages suffered by a business as a result of particular events. Medium–Term Initiatives Continue driving Compass Lexecon Expand international arbitration, energy and Center for Healthcare Economics and Policy offerings Continue to expand cross-segment collaboration Segment Offering Revenues decreased $3.1 million, or 0.7%, from 2014 to 2015, which included a 2.3% estimated negative impact from foreign currency translation. Revenues increased $6.5 million, or 1.4% as a result of an acquisition in late 2014. Excluding the estimated impact of foreign currency translation and acquisition related impacts, revenues increased $0.8 million primarily due to higher demand for our M&A related antitrust and international arbitration services, which was partially offset by lower demand for our non-M&A related financial economics and antitrust services. Gross profit decreased $1.6 million, or 1.3%, from 2014 to 2015. Gross profit margin decreased 0.2 percentage points from 2014 to 2015. This was primarily driven by lower utilization in our non-M&A related financial economics and antitrust services. This was partially offset by higher utilization in our M&A related antitrust and international arbitration services, and higher realized rates in our non-M&A related antitrust and financial economics services, as well as an accrual for a non-recurring employee state tax equalization obligation that reduced gross profit margin in 2014. Adjusted Segment EBITDA increased $3.0 million, or 5.1%, from 2014 to 2015. 2015 Form 10–K Management’s Discussion & Analysis

Clients Technology Corporations Government Agencies Law Firms Computer Forensics & Investigations Discovery Consulting E-discovery Software & Services Software & Services   2010 2011 2012 2013 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 2015 Segment Revenue $176,607 $218,738 $195,194 $202,663 $241,310  $54,654  $61,826 $55,568 $46,551 $218,599 Segment Gross Profit Margin 62.7% 60.0% 54.9% 52.2% 48.0%  44.7%  43.6% 43.9% 40.7% 43.3% Segment SG&A $ 59,721 $65,322 $62,436 $59,890 $68,162  $18,026 $18,297 $17,386 $17,411 $71,120 Adjusted Segment EBITDA1 $64,358 $77,011 $57,203 $60,655 $63,545   $10,073 $12,166 $10,813 $5,958 $39,010 Adjusted Segment EBITDA Margin1 36.4% 35.2% 29.3% 29.9% 26.3%  18.4%  19.7% 19.5% 12.8% 17.8% Segment Billable Headcount 257 290 277 306  344 360  364 354 349 349 (in thousands, except percentages and headcount data) (unaudited) 1 See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

Technology (continued) The Technology segment is a leading provider of software, services and consulting for e-discovery and information management. We assist clients with internal, regulatory and global investigations, early case assessment, litigation and joint defense, antitrust and competition investigations, including pre-merger notification “Second Request”, and the secure management, analysis and use of critical corporate information. We provide a comprehensive suite of software and services to help clients locate, review and produce electronically stored information (“ESI”) including e-mail, computer files, voicemail, instant messaging and financial and transactional data. Our proprietary Ringtail® software and Acuity® managed review are used for e-discovery and document review in litigation and secure information management. Medium–Term Initiatives Segment Offering Revenues decreased $22.7 million, or 9.4%, from 2014 to 2015, which included a 1.3% estimated negative impact from foreign currency translation. Excluding the estimated negative impact of foreign currency translation, revenues decreased $19.6 million, or 8.1%, largely due to reduced demand for cross-border investigations and financial services litigations, partially offset by an increase in M&A related second request activity. Consulting revenues declined largely due to a decrease in demand as referenced above and also due to lower realized pricing on certain large clients. Other services revenue declined primarily due to lower realized pricing in hosting services, which were partially offset by higher volumes. Gross profit decreased $21.2 million, or 18.3%, from 2014 to 2015. Gross profit margin decreased 4.7 percentage points to 43.3% from 2014 to 2015. The decrease in gross profit margin was due to lower realized pricing and lower utilization in consulting, and due to a decline in pricing referenced above for other services, coupled with higher compensation and reduced leverage. Adjusted Segment EBITDA decreased $24.5 million, or 38.6%, from 2014 to 2015. Increased investment in sales and marketing Ongoing investment in new products and services and geographic expansion to stay leading edge with respect to the most complicated, major corporate events 2015 Form 10–K Management’s Discussion & Analysis

Strategic Communications

Services

- Corporate Communications
- Creative Engagement & Digital Communications
- Crisis Communications
- Employee Engagement & Change Communications
- Financial Communications
- Litigation Communications
- M&A Communications
- Public Affairs
- Restructuring & Financial Issues
- Shareholder Activism & Proxy Advisory
- Strategy Consulting & Research

Clients

- CEOs
- CFOs
- Chief Communications Officers
- Investor Relations Officers
- Boards of Directors

	2010	2011	2012	2013	2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	2015
Segment Revenue	$193,198	$200,910	$187,750	$186,245	$189,367	$42,126	$43,369	$55,716	$48,763	$189,974
Segment Gross Profit Margin	37.4%	37.2%	36.9%	34.7%	36.7%	37.4%	36.9%	33.0%	38.4%	36.3%
Segment SG&A	$46,469	$50,919	$46,852	$47,874	$48,890	$10,444	$10,747	$10,058	11,471	42,720
Adjusted Segment EBITDA[1]	$28,971	$26,801	$25,019	$18,737	$22,588	$5,752	$5,631	$8,717	$7,627	$27,727
Adjusted Segment EBITDA Margin[1]	15.0%	13.3%	13.3%	10.1%	11.9%	13.7%	13.0%	15.6%	15.6%	14.6%
Segment Billable Headcount	583	582	593	590	566	556	551	594	599	599

(in thousands, except percentages and headcount data) (unaudited)

[1] See accompanying financial tables and "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

FTI CONSULTING
14

Strategic Communications (continued) The Strategic Communications segment provides advice and consulting services relating to financial and corporate communications and investor relations, reputation management and brand communications, public affairs, business consulting and digital design and marketing. Medium–Term Initiatives Reinforce financial and corporate communications positions Continued expansion of public affairs practice Focus on EBIT improvement Segment Offering Revenues increased $0.6 million, or 0.3%, from 2014 to 2015, which included a 6.6% estimated negative impact from foreign currency translation. Excluding the estimated negative impact of foreign currency translation, revenues increased $13.1 million, or 6.9%, due to a $7.1 million increase in pass-through income and $6.0 million increase primarily from public affairs and crisis communications-related engagements in our North America, Asia Pacific and EMEA regions. Gross profit decreased $0.5 million, or 0.8%, from 2014 to 2015. Excluding a 6.2% estimated negative impact from foreign currency translation, the gross profit increased $3.8 million. Gross profit margin decreased 0.4 percentage points from 2014 to 2015. The decrease in gross profit margin was primarily due to a higher proportion of revenues from lower margin pass-through income, which was partially offset by improved staff leverage. Adjusted Segment EBITDA increased $5.1 million, or 22.8%, from 2014 to 2015. 2015 Form 10–K Management’s Discussion & Analysis

Financial Overview

Revenues and Adjusted Earnings Per Share 17 See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted Earnings Per Share, which is a non-GAAP financial measure, to the most directly comparable GAAP measure. ($ Millions)

Financial Profile (1) DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenue for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. In thousands, except for DSOs Q4 2015 Q4 2014 FY 2015 FY 2014 FY 2013 Cash and cash equivalents $ 149,760 $ 283,680 $ 149,760 $ 283,680 $ 205,833 Accounts receivable, net $ 499,784 $ 485,101 $ 499,784 $ 485,101 $ 476,445 Days sales outstanding ("DSO")1 97 97 97 97 97 Net cash provided by operating activities $ 96,617 $ 114,922 $ 139,920 $ 135,401 $ 193,271 Purchases of property and equipment $ 6,725 $ 7,459 $ 31,399 $ 39,256 $ 42,544 Payments for acquisition of businesses, net of cash received --- $ 7,783 $ 575 $ 23,467 $ 55,498 Purchase and retirement of common stock $ 26,532 --- $ 26,532 $ 4,367 $ 66,763 Total debt $ 500,000 $ 711,000 $ 500,000 $ 711,000 $ 717,014

Appendix

Fourth Quarter 2015
Awards & Accolades

FTI Consulting maintained top position on ***Global Arbitration Review's* 2016 International Who's Who of Commercial Arbitration list** with 34 Expert Witnesses, representing the most professionals ever recognized in one firm

Chris Osborne and James Nicholson named to ***Global Arbitration Review's* Most Highly Regarded Individuals list** in Europe, which recognizes the five most highly regarded individuals in this region

FTI Technology Receives Highest Product Score for Ringtail in Legal Review, One of Three Use Cases, in the 2015 **"Gartner Critical Capabilities for E-Discovery Report"**

LegalTech News 2015 Innovation Awards:
FTI Technology recognized as a finalist for the e-discovery review platform and best e-discovery managed service provider

Forensic & Litigation Consulting segment named a leader in ***The Legal Intelligencer's* "Best Litigation Consulting Firm"** category and by ***American Lawyer Media***

Forensic & Litigation Consulting named to ***The National Law Journal's* 2015 "Readers' Choice of Legal Services"** survey

FTI Consulting honored by the **10th Annual M&A Advisor Turnaround Awards** for the highest levels of performance during 2015 in the **distressed investing and reorganization industry**, covering lower middle market to multi-billion dollar restructurings and transactions

FTI CONSULTING
20

Financial Tables FY 2015 – FY 2010 Reconciliations of Non-GAAP Financial Measures

FY 2015 - FY 2010 Reconciliations of Net Income (Loss) to Adjusted Net Income and Earnings (Loss) Per Share to Adjusted Earnings Per Share

In thousands, except for per share data

	2015	Q4 2015	Q3 2015	Q2 2015	Q1 2015	2014	2013	2012	2011	2010
Net income (loss)	$66,053	$10,349	$10,309	$21,709	$23,686	$58,807	($10,594)	($36,986)	$103,903	$65,984
Add back:										
Special charges, net of tax	-	-	-	-	-	9,637	23,267	19,115	9,285	32,733
Goodwill impairment charge	-	-	-	-	-	-	83,752	110,387	-	-
Loss on early extinguishment of debt, net of tax	11,881	-	11,881	-	-	-	-	2,910	-	3,019
Remeasurement of acquisition-related contingent consideration, net of taxes	(1,120)	(115)		(1,005)	-	(1,718)	(12,054)	(5,228)	(9,953)	-
Adjusted Net Income [1]	**$76,814**	**$10,234**	**$22,190**	**$20,704**	**$23,686**	**$66,726**	**$84,371**	**$90,198**	**$103,235**	**$101,736**
Earnings (loss) per common share – diluted	**$1.58**	**$0.25**	**$0.25**	**$0.52**	**$0.57**	**$1.44**	**($0.27)**	**($0.92)**	**$2.39**	**$1.38**
Add back:										
Special charges, net of tax	-	-	-	-	-	0.24	0.59	0.47	0.21	0.69
Goodwill impairment charge	-	-	-	-	-	-	2.14	2.74	-	-
Loss on early extinguishment of debt, net of tax	0.28	-	0.28	-	-	-	-	0.07	-	0.06
Remeasurement of acquisition-related contingent consideration, net of taxes	(0.02)	(0.01)	-	(0.02)	-	(0.04)	(0.30)	(0.13)	(0.23)	-
Impact of denominator for diluted adjusted earnings per common share	-	-	-	-	-	-	(0.07)	(0.06)	-	-
Adjusted earnings per common share – diluted [1]	**$1.84**	**$0.24**	**$0.53**	**$0.50**	**$0.57**	**$1.64**	**$2.09**	**$2.17**	**$2.37**	**$2.13**
Weighted average number of common shares outstanding – diluted	41,729	41,879	41,982	41,696	41,324	40,729	40,421	41,578	43,473	47,664

FTI CONSULTING

[1] See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Adjusted Net Income and Adjusted Earnings per Share.

22

Q4 and FY 2015: Reconciliation of Net Income And Operating Income to Adjusted EBITDA (1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA. In thousands

Q2 and Q3 2015: Reconciliation of Net Income And Operating Income to Adjusted EBITDA (1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA. In thousands

Q1 2015 and FY 2014: Reconciliation of Net Income And Operating Income to Adjusted EBITDA

In thousands

Three Months Ended March 31, 2015	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Corporate	Total
Net income							**$23,686**
Interest income and other							137
Interest expense							$12,368
Income tax provision							$11,657
Operating income[1]	**$20,764**	**$20,474**	**$10,296**	**$6,198**	**$4,197**	**($14,081)**	**$47,848**
Depreciation and amortization of intangible assets	$1,716	$1,597	$1,260	$3,875	$1,555	$817	$10,820
Adjusted EBITDA [1]	**$22,480**	**$22,071**	**$11,556**	**$10,073**	**$5,752**	**($13,264)**	**$58,668**

Year Ended December 31, 2014	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Corporate	Total
Net income							**$58,807**
Interest income and other							($4,670)
Interest expense							$50,685
Income tax provision							$42,604
Operating income [1]	**$46,913**	**$83,180**	**$55,282**	**$46,906**	**$15,603**	**($100,458)**	**$147,426**
Depreciation and amortization of intangible assets	$3,568	$4,301	$4,068	$15,768	$2,562	$3,722	$33,989
Amortization of other intangible assets	$5,589	$3,613	$1,047	$852	$4,420	-	$15,521
Special charges	$84	$308	$12	$19	$3	$15,913	$16,339
Remeasurement of acquisition-related contingent consideration	($662)	($934)	($1,127)	-	-	-	($2,723)
Adjusted EBITDA [1]	**$55,492**	**$90,468**	**$59,282**	**$63,545**	**$22,588**	**($80,823)**	**$210,552**

[1] See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA.

FTI CONSULTING

25

Reconciliation of 2013 and 2012 Net Loss And Operating Income (Loss) to Adjusted EBITDA

In thousands

Year Ended December 31, 2013	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Corporate	Total
Net loss							**($10,594)**
Interest income and other							($1,748)
Interest expense							$51,376
Income tax provision							$42,405
Operating income (loss)[1]	**$58,594**	**$68,211**	**$86,714**	**$38,038**	**($72,129)**	**($97,989)**	**$81,439**
Depreciation and amortization of intangible assets	$9,929	$6,100	$5,479	$22,601	$7,048	$4,338	$55,495
Special charges	$10,274	$2,111	$11	$16	$66	$25,936	$38,414
Goodwill impairment charge	-	-	-	-	$83,752	-	$83,752
Remeasurement of acquisition-related contingent consideration	($11,614)	($1,941)	-	-	-	-	($13,555)
Adjusted EBITDA[1]	**$67,183**	**$74,481**	**$92,204**	**$60,655**	**$18,737**	**($67,715)**	**$245,545**

Year Ended December 31, 2012	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Corporate	Total
Net loss							**($36,986)**
Interest income and other							($5,659)
Interest expense							$56,731
Income tax provision							$40,100
Loss on early extinguishment of debt							$4,850
Operating income (loss) (1)	**$80,970**	**$45,809**	**$71,992**	**$33,642**	**($97,298)**	**($76,079)**	**$59,036**
Depreciation and amortization of intangible assets	$8,835	$6,487	$4,478	$20,447	$7,218	$4,546	$52,011
Special charges	$11,332	$8,276	$991	$3,114	$4,712	$1,132	$29,557
Goodwill impairment charge	-	-	-	-	$110,387	-	$110,387
Remeasurement of acquisition-related contingent consideration	($5,222)	($6)	-	-	-	-	($5,228)
Adjusted EBITDA(1)	**$95,915**	**$60,566**	**$77,461**	**$57,203**	**$25,019**	**($70,401)**	**$245,763**

FTI CONSULTING

(1) See "End Notes: FTI Consulting Non-GAAP Data Reconciliation" for definitions of Segment Operating Income (Loss), Adjusted EBITDA and Adjusted Segment EBITDA.

26

Reconciliation of 2011 and 2010 Net Income And Operating Income to Adjusted EBITDA

In thousands

Year Ended December 31, 2011	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Corporate	Total
Net income							**$103,903**
Interest income and other							($6,304)
Interest expense							$58,624
Income tax provision							$49,224
Operating income (1)	**$66,591**	**$74,831**	**$60,890**	**$57,917**	**$19,066**	**($73,848)**	**$205,447**
Depreciation and amortization of intangible assets	$8,902	$6,215	$4,045	$19,094	$7,735	$4,962	$50,953
Special charges	$9,440	$839	$2,093	-	-	$2,840	$15,212
Remeasurement of acquisition-related contingent consideration	($8,991)	($962)	-	-	-	-	($9,953)
Adjusted EBITDA (1)	**$75,942**	**$80,923**	**$67,028**	**$77,011**	**$26,801**	**($66,046)**	**$261,659**

Year Ended December 31, 2010	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Corporate	Total
Net income							**$65,984**
Interest income and other							($4,423)
Interest expense							$50,263
Income tax provision							$41,407
Loss on early extinguishment of debt							$5,161
Operating income (1)	**$89,861**	**$62,759**	**$39,180**	**$27,569**	**$11,602**	**($72,579)**	**$158,392**
Depreciation and amortization of intangible assets	$9,730	$7,447	$3,634	$20,876	$8,325	$5,232	$55,244
Special charges	$8,561	$6,196	$6,667	$15,913	$9,044	$4,750	$51,131
Adjusted EBITDA (1)	**$108,152**	**$76,402**	**$49,481**	**$64,358**	**$28,971**	**($62,597)**	**$264,767**

(1) See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA.

FTI CONSULTING

27

End Notes: FTI Consulting Non-GAAP Data Reconciliations We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”) as Net Income and Earnings Per Diluted Share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We define Segment Operating Income (loss) as a segment’s share of consolidated operating income (loss). We define Total Segment Operating Income (loss) as the total of Segment Operating Income (loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (loss) for the purpose of calculating Adjusted Segment EBITDA (loss). We define Adjusted EBITDA as consolidated net income (loss) before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income (loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We define Total Adjusted Segment EBITDA as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. We define Adjusted Segment EBITDA margin as Adjusted Segment EBITDA as a percentage of a segment’s share of revenue. We use Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We also believe that these measures, when considered together with our GAAP financial results, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, and goodwill impairment charges. In addition, EBITDA and Adjusted EBITDA are common alternative measures of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income (loss).